Dec 31, 2013	Monthly Insight The China Fund, Inc. (CHN)

Investment Objective

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

Performance Overview

					3 Years	5 Years	10 Years	Since
Performance History	1 month	3 months	YTD	1 Year	(p.a.)	(p.a.)	(p.a.)	Inception
NAV (%)	-0.28	6.81	17.03	17.03	-0.27	16.88	14.06	11.03
Market price (%)	1.65	9.94	11.48	11.48	-0.90	15.68	8.02	10.09
Benchmark (%)	-1.25	3.83	7.25	7.25	2.41	15.31	9.61	N/A

Performance History	2013	2012	2011	2010	2009	2008	2007	2006
NAV (%)	17.03	12.07	-24.37	27.25	72.82	-46.95	86.20	57.10
Market price (%)	11.48	20.46	-27.51	23.60	72.19	-40.65	50.24	65.67
Benchmark (%)	7.25	22.65	-18.36	13.60	67.12	-49.37	37.97	39.50

Source: State Street Bank and Trust Company. Source for index data: MSCI as at Dec 31, 2013.

Portfolio Analysis

Sector allocation (%)	Country allocation (%)

Source: State Street Bank and Trust Company as at Dec 31, 2013.	* China includes A-shares (3.7%), A-share equity linked securities (8.4%), B-shares (0.0%), H-shares (14.1%) and Red-chips (14.3%).

The China Fund, Inc. (CHN)

Portfolio Analysis (continued)

Top 10 Holdings	Sector	%
CHINA EVERBRIGHT INTERNATIONAL, LTD.	INDUSTRIALS	6.2
TAIWAN SEMICONDUCTOR MANUFACTURING CO., LTD.	I.T.	4.8
HAND ENTERPRISE SOLUTIONS CO., LTD.	I.T.	3.7
CHINA MINSHENG BANKING CORP., LTD.	FINANCIALS	3.7
ENN ENERGY HOLDINGS, LTD.	UTILITIES	3.6
TENCENT HOLDINGS, LTD.	I.T.	3.5
BEIJING ENTERPRISES HOLDINGS, LTD.	INDUSTRIALS	3.2
HUTCHISON WHAMPOA, LTD.	INDUSTRIALS	2.9
GREE ELECTRIC APPLIANCES, INC.	INDUSTRIALS	2.7
PING AN INSURANCE, LTD.	FINANCIALS	2.7
Total		37.0

Direct Investments	Sector	%
Nil

Total		-

Source: State Street Bank and Trust Company as at Dec 31, 2013.

Fund Details

NAV	$23.18
Market price	$20.81
Premium/Discount	-10.22%
Market cap	US$326.34m
Shares outstanding	15,682,029
Exchange listed	NYSE
Listing date	July 10, 1992
Benchmark	MSCI Golden Dragon Index (Total Return)
Fund Manager	Christina Chung
Listed and direct investment manager	RCM Asia Pacific Limited

Source: State Street Bank and Trust Company as at Dec 31, 2013.

Distribution History (10 years)

Declaration date	Ex-dividend date	Record date	Payable date	Dividend/ Share	Income	Long-term Capital	Short-term Capital
13 Dec 2013	19 Dec 2013	23 Dec 2013	27 Dec 2013	3.3140	0.4387	2.8753	0.0000
10 Dec 2012	20 Dec 2012	24 Dec 2012	28 Dec 2012	3.2517	0.3473	2.9044	0.0000
8 Dec 2011	21 Dec 2011	23 Dec 2011	29 Dec 2011	2.9964	0.1742	2.8222	0.0000
8 Dec 2010	21 Dec 2010	24 Dec 2010	29 Dec 2010	2.2742	0.3746	1.8996	0.0000
9 Dec 2009	22 Dec 2009	24 Dec 2009	29 Dec 2009	0.2557	0.2557	0.0000	0.0000
8 Dec 2008	22 Dec 2008	24 Dec 2008	23 Jan 2009	5.8174	0.4813	5.3361	0.0000
7 Dec 2007	19 Dec 2007	21 Dec 2007	25 Jan 2008	12.1200	0.2800	9.0000	2.8400
8 Dec 2006	19 Dec 2006	21 Dec 2006	29 Dec 2006	4.0117	0.2996	2.7309	0.9812
9 Dec 2005	19 Dec 2005	21 Dec 2005	29 Dec 2005	2.5119	0.2172	2.2947	0.0000
13 Dec 2004	20 Dec 2004	22 Dec 2004	7 Jan 2005	3.5701	0.1963	3.2664	0.1074

Source : State Street Bank and Trust Company as at December 31, 2013. Dividend/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund, Inc. (CHN)

The China Fund Inc. NAV Performance of USD $10,000 since inception (with dividends reinvested at NAV price)

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company as at Dec 31, 2013.

The China Fund Inc. Premium / Discount

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company as at Dec 31, 2013.

The China Fund, Inc. (CHN)

Manager’s Commentary

Market Review

In December the Hong Kong equity markets declined after the market had rallied in November. Industrial  production growth moderated and the November Consumer Price Index came in slightly below market expectations at 3%. The December flash HSBC Purchasing Manager Index (“PMI”) fell to 50.5 from 50.8 in November, mainly due to slower output  growth. With inflation benign, current monetary and fiscal policies are likely to remain in place. During the month, liquidity remained a key market driver as the People’s Bank Of China (“PBOC“) took a hawkish stance by halting reverse repo operations and seven-day repo rates have since surged to about 7%.  The PBOC then conducted short-term liquidity operations to inject RMB 300 billion, but this has been insufficient to fully alleviate concerns.

With respect to Hong Kong stocks, buying interest was mainly on Macau names, while the performance of property stocks remained lackluster.

In Taiwan, the government officially lowered the 2014 Gross Domestic  Product growth forecast due to weak private consumption, which was suppressed by limited salary increases, and conservative corporate investment budgets. However, export growth remains the key driver; the growth momentum  remains tepid as the outlook for major export industries is only moderately positive.

Fund Review

The Fund outperformed the benchmark for the month. Stock selection in industrials and the underweight to financials contributed the most to relative returns, while stock selection in information technology and consumer discretionary detracted. The top two contributors for the month were China Everbright International and Beijing Enterprise. Environmental and clean energy industries continued to be the market focus, with these industries being the key contributors to Fund performance. Conversely, Hand Enterprise and Chipbond Technology detracted from relative performance.  There was no material negative news on Hand Enterprise.   The valuations remain rich at the current share price level.  For Chipbond Technology, the share price was undermined by the brokers’ downgrade on potential margin pressure from its competitors. We remain positive on the company as a more leveraged high resolution television penetration play.

Outlook

In the short term the market is likely to be range bound. On the negative side, A-share markets are likely to weaken on concerns over an increase in equity supply with the resumption of A-share  IPOs. In addition, recent liquidity tightening, leading to a surge in short-term money market interest rates, will continue to undermine  Chinese equity markets and in particular A-shares. We believe that investors will expect on-going liquidity management by the PBOC that could result in occasional spikes in market interest rates. While the latest release  of data on local government debt was within market expectations, this has reinforced investors’ concerns over the control of local government debt. We believe that the problems relating to local government debt are manageable. Market valuations of Chinese equities are low as share prices have largely discounted these concerns. Despite the low valuations, the re-rating upside is likely to be capped in the short term as economic  growth continues to be moderate and reform progress will take time.

Despite weaker-than-expected  GDP, we expect that the Taiwan stock market will be bolstered by the outlook of steady corporate earnings growth in 2014. We believe that short-term market sentiment will turn positive in January as the impact from disappointing GDP numbers and concerns over the safety of edible oils dissipates.

Source : RCM Asia Pacific Limited as at December 31, 2013.

The China Fund, Inc. (CHN)

Portfolio Holdings

CUSIP	Security Description	Cost Base	Base MV	Shares	Percentage of Net Assets
663094902	China Everbright International, Ltd.	7,560,065	22,464,375	16,846,000	6.2
688910900	Taiwan Semiconductor Manufacturing Co., Ltd.	13,182,556	17,316,960	4,892,000	4.8
B3VN92906	HAND Enterprise Solutions Co., Ltd.	1,006,498	13,480,439	5,361,973	3.7
B57JY2909	China Minsheng Banking Corp., Ltd.	13,598,065	13,461,848	12,137,500	3.7
633393905	Enn Energy Holdings, Ltd.	478,234	13,054,882	1,762,000	3.6
B01CT3905	Tencent Holdings, Ltd.	5,590,728	12,678,183	199,000	3.5
608169900	Beijing Enterprises Holdings, Ltd.	8,539,048	11,627,390	1,177,000	3.2
644806002	Hutchison Whampoa, Ltd.	8,096,189	10,517,414	773,000	2.9
17313A533	Gree Electric Appliances, Inc. Access Product(expiration 01/17/14)	6,453,442	9,849,091	1,838,546	2.7
913BMZ902	Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 06/30/15)	9,494,980	9,705,823	1,418,047	2.7
B00G0S903	CNOOC, Ltd.	10,305,318	9,596,038	5,160,000	2.6
B3WH02907	Hermes Microvision, Inc.	7,867,215	8,736,960	269,000	2.4
635186901	Digital China Holdings, Ltd.	13,205,899	8,553,039	7,256,000	2.4
607355906	China Mobile, Ltd.	8,371,940	8,445,244	816,000	2.3
671815900	Qingling Motors Co., Ltd.	8,718,221	8,440,808	28,960,000	2.3
674842901	Ruentex Development Co., Ltd.	3,602,401	8,360,436	4,310,904	2.3
637248907	MediaTek, Inc.	6,194,126	8,318,369	559,000	2.3
620267906	Advantech Co., Ltd.	3,787,770	8,238,244	1,189,000	2.3
658444906	Merida Industry Co., Ltd.	6,624,016	8,179,543	1,126,000	2.3
B1DYPZ905	China Merchants Bank Co., Ltd.	8,225,955	8,153,527	3,827,000	2.3
B2R2ZC908	CSR Corp., Ltd.	7,466,210	8,132,049	9,930,000	2.3
626073902	Delta Electronics, Inc.	4,010,493	8,128,240	1,425,000	2.2
628625907	Li & Fung, Ltd.	8,658,196	7,924,044	6,132,000	2.2
685992000	Sun Hung Kai Properties, Ltd.	7,077,680	6,611,649	521,000	1.8
B58J1S907	Chailease Holding Co., Ltd.	6,043,939	6,518,536	2,478,000	1.8
B1L8PB906	Tong Hsing Electronic Industries, Ltd.	5,127,409	5,570,285	1,203,000	1.5
B236JB905	Tiangong International Co., Ltd.	5,449,043	5,338,595	18,480,000	1.5
BGY6SV906	China Cinda Asset Management Co., Ltd.	4,298,751	4,846,139	7,796,000	1.3
645166901	Largan Precision Co., Ltd.	3,937,557	4,810,509	118,000	1.3
644094906	Taiwan FamilyMart Co., Ltd.	525,306	4,647,259	742,652	1.3
613623909	Hengan International Group Co., Ltd.	3,889,897	4,426,221	375,500	1.2
B633D9904	Zhongsheng Group Holdings, Ltd.	3,919,603	4,119,538	2,996,500	1.1
ACI009HH0	China Suntien Green Energy Corp., Ltd.	3,757,730	4,062,542	10,825,000	1.1
B0Y91C906	China National Building Material Co., Ltd.	4,158,278	4,047,937	3,750,000	1.1
17313X574	China State Construction Engineering Corp., Ltd.(expiration 01/17/14)	4,674,320	3,798,522	7,375,772	1.0
665157905	Comba Telecom Systems Holdings, Ltd.	7,565,579	3,787,590	10,958,500	1.0
B16NHT900	Shui On Land, Ltd.	4,155,621	3,393,379	11,055,500	0.9
643055908	Golden Meditech Holdings, Ltd.	4,555,715	3,163,291	35,040,000	0.9
643280902	Chipbond Technology Corp.	3,949,251	3,011,881	1,916,000	0.8
993HWH901	Daqin Railway Co., Ltd. Access Product (expiration 11/02/16)	2,786,924	2,969,606	2,449,968	0.8
651795908	Natural Beauty Bio-Technology, Ltd.	4,906,910	2,707,317	47,710,000	0.8
972ZGS900	Gree Electric Appliances, Inc. Access Product(expiration 06/30/15)	1,898,593	2,304,844	430,249	0.6
42751U205	Hermes Microvision, Inc.	1,368,073	1,522,374	46,900	0.4
B1B25Q909	Daqin Railway Co., Ltd. Access Product (expiration 01/20/15)	1,246,037	1,297,183	1,070,283	0.4
BD04NT905	Integrated Waste Solutions Group Holdings, Ltd.	7,974,083	1,119,778	25,314,000	0.3
972ZHB906	China State Construction Engineering Corp., Ltd. (expiration 07/28/14)	886,370	801,260	1,555,844	0.2
ACI0090H8	Zong Su Foods (acquired 09/21/10)	15,000,034	--	2,677	0.0

Source: State Street Bank and Trust Company as at Dec 31, 2013.

The China Fund, Inc. (CHN)

The information  contained herein has been obtained from sources believed to be reliable but RCM (an Allianz Global Investors company) and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions  expressed herein are subject to change at any time and without  notice. Past performance  is not indicative of future  results. This material  is not intended  as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual  fund carefully before investing. This and other information   is contained  in the fund’s  annual  and semiannual  reports,  proxy statement  and other fund information,  which may be obtained  by contacting  your financial  advisor or visiting  the  fund’s  website  at www.chinafundinc.com. This information  is unaudited  and is intended  for informational  purposes only. It is presented only to provide information  on investment strategies and opportunities. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive  a significant part of their revenue from China. Investing  in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower  liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified  funds that concentrate investments in a particular  geographic region. The Fund is a closed-end  exchange traded management investment company. This material is presented only to provide information and is not intended for trading  purposes. Closed-end funds, unlike open- end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through  a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.